 Exhibit 31.1

                Certification Pursuant to Rule 13a-15(e)/15d-15(e)

I, Alan  Treibitz  , the Chief  Executive  Officer  of Z-Axis  Corporation  (the
"Company"), certify that:

1. I have reviewed this quarterly report on Form 10-QSB of the Company;

2. Based on my  knowledge,  this  quarterly  report  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included in this quarterly  report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.  The  registrant's  other  certifying  officers  and  I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15 and 15d-15(e) for the registrant and we have:

a) designed such disclosure  controls and procedures,  or caused such disclosure controls and  procedures to be designated  under our  supervision to ensure that material  information  relating to the  registrant,  including its  consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared;

b) evaluated  the  effectiveness  of the  registrant's  disclosure  controls and procedures and presented is this report our conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluations; and

c) disclosed in this report any change in the registrant's internal control over financial  reporting that occurred  during the  registrant's  most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report)
that has materially affected,  or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent function):

a) all significant  deficiencies in the design or operation of internal controls over financial  reporting which are reasonably likely to affect the registrant's ability to record, process, summarize and report financial information; and

b) any  fraud,  whether  or not  material,  that  involves  management  or other employees who have a significant role in the registrant's internal controls over financial reporting.

Dated: August 16, 2004

                                          /s/ Alan Treibitz
                                          -----------------
                                          Name: Alan Treibitz
                                          Title: Chief Executive Officer